smartwin
smartwin technology limited
Shanghai Withub Hi-tech Business Incubator
333 HongQiao Rd.#405
200030

上海睿通通讯科技有限公司
Fax: 021-54240459 Tel: 021-54245686 021-54240700

合同编号: 041112
Contract No.: 041112

合作协议— I-level Media/Smartwin

Co-operation Contract - I-level Media/Smartwin

甲方: 埃莱弗软件科技(上海)有限公司

Party A: I-level Media System (SH) Ltd. [i-level SoftComm (Shanghai) Company, Ltd.]

地址: 上海市斜土路 768 号 18N

电话: 021-53018935

Tel: 021-53018935

乙方: 上海睿通通讯科技有限公司

Party B: Smartwin Technology (SH) Ltd.

地址: 上海市虹桥路 333 号 605B

电话: 021-54240700

Tel: 021-54240700

乙方现为甲方在出租车广告展示单元(Taxi Advertising Display Units)市场领域中的全面技术提供商,且已充分协助甲方商业发展并取得了一定的成果,为了双方将来更加紧密的合作,甲乙双方经友好磋商,决定正式建立战略合作伙伴关系,因而达成以下合作意向:

Currently, Party B is acting as total technology solution provider for Party A in the market of Taxi Advertising Display Units and system. Moreover, reached good results for assisting Party A in Business

Development. For better co-operation in future, both parties agree to become alliance and strategy partner after sincerely discussion, details as below:

1. 甲乙双方的合作期限为5年，期满后如无争议则自动再延长5年；
The term of co-operation between party A and party B should be 5 years, and will be renew another 5 years automatic if there is not further argument;

2. 在双方的合作关系中，甲方主要负责商业发展，市场开发以及推广工作，乙方主要负责提供相应的技术方案和产品；
During the co-operation of both parties, Party A should focus on business and market development, promotion activities, party B should focus on relative technology solution R&D and product development;

3. 乙方将全力帮助甲方在该市场领域进行市场开发及推广工作，且充分协助甲方的商业发展；
party B should assist Party A on market development and promotion, also help business development of party A in full effort.

4. 乙方为甲方在该市场领域中的锦江出租车项目中唯一技术合作伙伴，包括向甲方提供软硬件产品的研发、生产、安装和维护，双方合作期限内，甲方及其母公司不得和第三方公司签订类似的合作协议；
Party B should be the exclusive technology provider of party A for

smartwin
smartwin technology limited
Shanghai Withub Hi-tech Business Incubator
333 HongQiao Rd.#405
200030

上海睿通通讯科技有限公司
Fax: 021-54240459 Tel: 021-54245686 021-54240700

Jinjiang Taxi project in regarding market, include the hardware and software product's R&D, production, installation and service. During the term, Party A and Party A's parent companies should not sign and work with the 3rd party on technology in regarding market;

5. 经双方协商，在合作期限内，由乙方开发的在该项目中的相关技术和产品知识产权由甲乙双方共同拥有，各占50%;
After discussion, within the term, both parties agree the rights of technology content and I.P. develop for regarding project by party B, should be shared equally, each party own 50%;

双方在合作期限内的一切争议，双方首先应通过友好协商解决。协商不能解决时，任何一方当事人均可以申请中国国际经济贸易仲裁委员会按该委员会当时生效的仲裁规则以仲裁方式解决，仲裁地点在上海。

Any further argument during the agreement execution, both parties should discuss sincere and reach the solution. Still can't, both parties agree the final conclusion by Shanghai Commercial Court.

甲方：埃莱弗软件科技（上海）有限公司 乙方：上海睿通通讯科技有限公司
Party A: i-Level Media System Ltd. Party B: Smartwin Technology Limited

Legal rep.: Legal rep.:

日期： 日期：
Date: August 18th, 2004 Date: 2004. 8. 18